Exhibit 99.1

Gladstone Capital Reports Results for the Third Quarter Ended June 30, 2007


    -- Net Investment Income was $5.7 million, or $0.42 per diluted common share

    -- Net Increase in Net Assets was $6.0 million, or $0.44 per diluted common share

    Business Editors

    MCLEAN, Va.--(BUSINESS WIRE)--Aug. 6, 2007--Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the third quarter and nine months ended June 30, 2007. All per share references are based on fully diluted weighted average common shares outstanding, unless otherwise noted.

    Net Investment Income for the third quarter ended June 30, 2007 was $5,704,867, or $0.42 per share, as compared to $4,788,082, or
$0.41 per share, for the third quarter ended June 30, 2006, an increase of 2.4% per share. Net Investment Income for the nine months ended June 30, 2007 was $16,592,150, or $1.31 per share, as compared to $14,434,312, or $1.25 per share, for the nine months ended June 30, 2006, an increase of 4.8%.

    Net Increase in Net Assets Resulting from Operations for the quarter ended June 30, 2007 was $5,964,600, or $0.44 per share, as compared to $5,543,076, or $0.48 per share, for the quarter ended June 30, 2006, a decrease of 8.3% per share. Net Increase in Net Assets Resulting from Operations for the nine months ended June 30, 2007 was $14,213,054, or $1.12 per share, as compared to $19,366,806, or $1.68 per share, for the nine months ended June 30, 2006, a decrease of 33.3% per share. The primary difference between the current and prior year periods is the result of net unrealized appreciation and depreciation on the Company's investment portfolio. The Company recorded net unrealized appreciation on its investments of $256,613 for the quarter ended June 30, 2007, and net unrealized depreciation of $2,465,915 for the nine months ended June 30, 2007, as compared to net unrealized appreciation on its investments of $812,991 and $5,769,820 for the quarter and nine months ended June 30, 2006, respectively.

    Total assets were $378,610,750 at June 30, 2007, as compared to $225,783,215 at September 30, 2006. Net asset value was $15.11 per actual common share outstanding at June 30, 2007, as compared to $14.02 per actual common share outstanding at September 30, 2006.

    The annualized weighted average yield on the Company's portfolio for the quarter ended June 30, 2007 was 11.8% as compared to 11.7% for the quarter ended June 30, 2006.

    For the third quarter ended June 30, 2007, the Company reported the following activity:

    -- Purchased a portfolio of media and communication loans for approximately $63.3 million;

    -- Funded approximately $62.8 million of additional new investments;

    -- Received principal repayments of approximately $37.6 million, which included scheduled principal repayments, full repayments, and syndicate sales;

    --  Received approximately $515,000 of success fees;

    -- Completed a public offering of 2,000,000 shares of common stock at a price of $24.25 per share for net proceeds, after underwriting discounts and offering expenses, of approximately $45.7 million, all of which were used to repay outstanding borrowings on the Company's line of credit; and

    -- Paid monthly cash dividends of $0.14 per common share for each of the months of April, May and June.

    At June 30, 2007, the Company had investments in debt and equity securities and syndicated loan participations in 59 private companies with an aggregate cost basis of approximately $370.0 million and a fair value of approximately $368.9 million.

    "We were successful in building our assets during the third quarter and nine months ended June 30, 2007. We are excited about our purchase of loans to media and broadcasting companies and the results of our direct origination business," said Chip Stelljes, President and Chief Investment Officer. "We expect the increase in assets to yield positive results for the remainder of fiscal year 2007."

    Subsequent to June 30, 2007, the Company:

    -- Declared monthly cash dividends of $0.14 per common share for each of the months of July, August and September 2007; and

    -- Completed an offering of 400,000 shares of common stock at a price of $20.41 per share for proceeds of approximately $8.2 million, all of which were used to repay outstanding borrowings on the Company's line of credit.

    The financial statements below are without footnotes. We have filed a Form 10-Q today for the third quarter ended June 30, 2007 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.sec.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

    The Company will hold a conference call Tuesday, August 7, 2007 at 8:30 am EDT to discuss third quarter earnings. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions. The conference call replay will be available two hours after the call for approximately 30 days. To hear the replay, please dial (877) 660-6853, access playback account 286 and use conference ID code 249395.

    The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The event will be archived and available for replay on the Company's website until November 8, 2007.

    For further information contact Rob Johnson at 703-287-5835.

    This press release may include statements that may constitute "forward-looking statements," including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's prospectus dated July 5, 2007, as filed with the Securities and Exchange Commission on July 5, 2007. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)
                                             June 30,    September 30,
                                               2007          2006
                                           ------------- -------------

ASSETS
Investments at fair value (Cost 6/30/2007:
 $369,975,398; 9/30/2006: $216,202,986)    $368,949,247  $217,642,750
Cash and cash equivalents                     3,491,495       731,744
Interest receivable - investments in debt
 securities                                   2,221,606     1,394,942
Interest receivable - employees                  32,739        37,396
Due from custodian                            3,129,891     3,587,152
Deferred financing fees                         246,333       145,691
Prepaid assets                                  186,643       226,747
Due from employees                                    -     1,803,283
Other assets                                    352,796       213,510
                                           ------------- -------------
TOTAL ASSETS                               $378,610,750  $225,783,215
                                           ============= =============

LIABILITIES
Accounts payable                           $      5,160  $      4,072
Interest payable                                516,780       247,530
Administration fee due to Administrator         186,895             -
Fees due to Adviser                             404,240       240,363
Borrowings under line of credit             161,188,000    49,993,000
Withholding taxes payable                             -     1,803,283
Accrued expenses and deferred liabilities       854,322       721,287
Funds held in escrow                            202,433       203,193
                                           ------------- -------------
TOTAL LIABILITIES                           163,357,830    53,212,728
                                           ------------- -------------
NET ASSETS                                 $215,252,920  $172,570,487
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 14,249,683 and
 12,305,008 shares issued and outstanding,
 respectively                              $     14,250  $     12,305
Capital in excess of par value              225,449,718   181,270,565
Notes receivable - employees                 (9,947,366)  (10,248,308)
Net unrealized appreciation on investments   (1,026,151)    1,439,764
Unrealized depreciation on derivative          (279,593)     (253,716)
Realized loss on sale of investments           (780,197)     (861,695)
Realized gain on settlement of derivative        46,212        15,014
Accumulated undistributed net investment
 income                                       1,776,047     1,196,558
                                           ------------- -------------
TOTAL NET ASSETS                           $215,252,920  $172,570,487
                                           ============= =============
NET ASSETS PER SHARE                       $      15.11  $      14.02
                                           ============= =============


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                           Three Months Ended June 30,
                                               2007          2006
                                           ------------- -------------
INVESTMENT INCOME
  Interest income - investments            $  8,911,643  $  5,775,522
  Interest income - cash and cash
   equivalents                                  109,269         8,178
  Interest income - notes receivable from
   employees                                    132,795       108,877
  Prepayment fees and other income               47,572       630,239
                                           ------------- -------------
      Total investment income                 9,201,279     6,522,816
                                           ------------- -------------

EXPENSES
  Interest expense                            1,762,249       702,449
  Loan servicing                                897,634       693,965
  Base management fee                           727,259       334,814
  Incentive fee                               1,166,529             -
  Administration fee                            186,895             -
  Professional fees                             148,609       166,405
  Amortization of deferred financing fees        72,133        36,036
  Stockholder related costs                      39,434        28,371
  Directors fees                                 56,250        27,500
  Insurance expense                              66,246        50,589
  Stock option compensation                           -       202,296
  Other expenses                                 82,062        35,083
                                           ------------- -------------
      Expenses before credit from Adviser     5,205,300     2,277,508
                                           ------------- -------------
  Credit to base management and incentive
   fees from Adviser                         (1,708,888)     (542,774)
                                           ------------- -------------
      Total expenses net of credits to
       base management and incentive fees     3,496,412     1,734,734
                                           ------------- -------------
NET INVESTMENT INCOME                         5,704,867     4,788,082
                                           ------------- -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized loss on sale of investments           (5,021)     (100,850)
  Realized gain on settlement of
   derivative                                     8,405         1,367
  Unrealized (depreciation) appreciation
   on derivative                                   (264)       41,486
  Net unrealized appreciation on
   investments                                  256,613       812,991
                                           ------------- -------------
    Net gain on investments                     259,733       754,994

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $  5,964,600  $  5,543,076
                                           ============= =============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                  $       0.44  $       0.49
                                           ============= =============
    Diluted                                $       0.44  $       0.48
                                           ============= =============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                    13,561,511    11,337,291
    Diluted                                  13,561,511    11,570,425


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                            Nine Months Ended June 30,
                                                2007         2006
                                            ------------ -------------
INVESTMENT INCOME
  Interest income - investments             $25,064,702  $ 18,497,893
  Interest income - cash and cash
   equivalents                                  178,183        21,714
  Interest income - notes receivable from
   employees                                    403,917       323,003
  Prepayment fees and other income              431,973       711,225
                                            ------------ -------------
    Total investment income                  26,078,775    19,553,835
                                            ------------ -------------

EXPENSES
  Interest expense                            4,693,525     2,302,693
  Loan servicing                              2,377,409     2,144,024
  Base management fee                         1,806,075       955,894
  Incentive fee                               3,474,007             -
  Administration fee                            481,746             -
  Professional fees                             368,610       399,758
  Amortization of deferred financing fees       198,633        94,572
  Stockholder related costs                     190,450       273,170
  Directors fees                                167,470        81,712
  Insurance expense                             191,338       151,956
  Stock option compensation                           -       279,618
  Other expenses                                219,522       151,663
                                            ------------ -------------
      Expenses before credit from Adviser    14,168,785     6,835,060
                                            ------------ -------------
  Credit to base management and incentive
   fees from Adviser                         (4,682,160)   (1,765,774)
                                            ------------ -------------
      Total expenses net of credits to base
       management and incentive fees          9,486,625     5,069,286
                                            ------------ -------------

NET INVESTMENT INCOME BEFORE INCOME TAXES    16,592,150    14,484,549
                                            ------------ -------------
  Income tax expense                                  -        50,237
                                            ------------ -------------
NET INVESTMENT INCOME                        16,592,150    14,434,312
                                            ------------ -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on sale of
   investments                                   81,498      (903,945)
  Realized gain on settlement of derivative      31,198         1,367
  Unrealized (depreciation) appreciation on
   derivative                                   (25,877)       65,252
  Net unrealized (depreciation)
   appreciation on investments               (2,465,915)    5,769,820
                                            ------------ -------------
    Net (loss) gain on investments           (2,379,096)    4,932,494

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $14,213,054  $ 19,366,806
                                            ============ =============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
  Basic                                     $      1.12  $       1.71
                                            ============ =============
  Diluted                                   $      1.12  $       1.68
                                            ============ =============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
  Basic                                      12,701,845    11,317,437
  Diluted                                    12,701,845    11,549,054


GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
                                           Three Months Ended June 30,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
  Net asset value at beginning of period   $      13.82  $      13.84
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      0.42          0.42
    Realized gain (loss) on sale of
     investments (2)                                  -         (0.01)
    Net unrealized gain on investments (2)         0.02          0.07
    Net unrealized gain on derivatives (2)            -          0.01
                                           ------------- -------------
  Total from investment operations                 0.44          0.49
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (0.42)        (0.41)
                                           ------------- -------------
  Total distributions                             (0.42)        (0.41)
                                           ------------- -------------
  Issuance of common stock under shelf
   offering                                        1.50             -
  Offering costs and underwriting discount        (0.23)            -
  Issuance of common stock under stock
   option plan                                        -          0.10
  Repayment of principal on notes
   receivable                                         -          0.01
  Dilutive effect of share issuance                   -         (0.08)
                                           ------------- -------------
  Net asset value at end of period         $      15.11  $      13.95
                                           ============= =============

  Per share market value at beginning of
   period                                  $      23.68  $      21.55
  Per share market value at end of period         21.46         21.39
  Total return (3)(4)                             -7.69%         1.11%
  Shares outstanding at end of period        14,249,683    11,384,363

  Ratios/Supplemental Data
------------------------------------------
  Net assets at end of period              $215,252,920  $158,785,756
  Average net assets (5)                   $197,994,217  $156,053,816
  Ratio of expenses to average net assets-
   annualized (6)                                 10.52%         5.83%
  Ratio of net expenses to average net
   assets-annualized (7)                           7.06%         4.45%
  Ratio of net investment income to
   average net assets-annualized                  11.53%        12.27%

                                           Nine Months Ended June 30,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
  Net asset value at beginning of period   $      14.02  $      13.41
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      1.31          1.28
    Realized loss on sale of investments
     (2)                                              -         (0.08)
    Net unrealized (loss) gain on
     investments (2)                              (0.19)         0.51
                                           ------------- -------------
  Total from investment operations                 1.12          1.71
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (1.26)        (1.22)
                                           ------------- -------------
  Total distributions                             (1.26)        (1.22)
                                           ------------- -------------
  Issuance of common stock under shelf
   offering                                        1.50             -
  Offering costs and underwriting discount        (0.23)            -
  Issuance of common stock under stock
   option plan                                        -          0.10
  Repayment of principal on notes
   receivable                                      0.02          0.01
  Stock surrendered to settle withholding
   tax obligation                                 (0.06)            -
  Dilutive effect of share issuance                   -         (0.06)
                                           ------------- -------------
  Net asset value at end of period         $      15.11  $      13.95
                                           ============= =============

  Per share market value at beginning of
   period                                  $      22.01  $      22.55
  Per share market value at end of period         21.46         21.39
  Total return (3)(4)                              2.92%         0.35%
  Shares outstanding at end of period        14,249,683    11,384,363

  Ratios/Supplemental Data
------------------------------------------
  Net assets at end of period              $215,252,920  $158,785,756
  Average net assets (5)                   $179,127,176  $153,804,303
  Ratio of expenses to average net assets-
   annualized (6)                                 10.55%         5.97%
  Ratio of net expenses to average net
   assets-annualized (7)                           7.06%         4.44%
  Ratio of net investment income to
   average net assets-annualized                  12.35%        12.51%


(1) Based on actual shares outstanding at the end of the corresponding period.

(2) Based on weighted average basic per share data.

(3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4) Amounts were not annualized.

(5) Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(6) Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(7) Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

    CONTACT: Gladstone Capital Corp.
             Rob Johnson, 703-287-5835